Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the

Sarbanes-Oxley Act

I, James T. Gillespie, President of Sterling Capital Funds (the “Registrant”), certify that, to the best of my knowledge:

1.

The Form N-CSR of the Registrant for the period ended March 31, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 05/28/14	/s/ James T. Gillespie
James T. Gillespie, President
(principal executive officer)

I, Kenneth R. Cotner, Treasurer of Sterling Capital Funds (the “Registrant”), certify that, to the best of my knowledge:

1.

The Form N-CSR of the Registrant for the period ended March 31, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 05/28/14	/s/ Kenneth R. Cotner
Kenneth R. Cotner, Treasurer
(principal financial officer)